J.P. MORGAN MONEY MARKET FUNDS

JPMORGAN TRUST I

JPMorgan Prime Money Market Fund

JPMORGAN TRUST II

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

(the “Funds”)

(Class C Shares)

Supplement dated March 2, 2020

to the Prospectus as dated July 1, 2019, as supplemented

Effective immediately, the third waiver for contingent deferred sales charges (“CDSC”) under the “How Your Account Works–Distribution Arrangements–Waivers of the Class C CDSC” section of the prospectus is hereby deleted and replaced with the following:

3.

That represent a required minimum distribution from your IRA Account or other qualifying retirement plan. The waiver only applies to the pro rata required minimum distribution amount from the assets invested in one or more of the J.P. Morgan Funds. A required minimum distribution is the annual amount that must be withdrawn from pre-tax retirement accounts (such as Traditional, SEP, and SIMPLE IRAs) in or after the year the shareholder reaches the qualified age based on applicable IRS regulations.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSEPCTUS FOR FUTURE REFERENCE

SUP-RMDMMF-320